UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2025

Huntsman Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

Huntsman International LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10003 Woodloch Forest Drive The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)

Registrant’s telephone number, including area code:

(281) 719-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Huntsman Corporation	Common Stock, par value $0.01 per share	HUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 29, 2025, Huntsman International LLC (“Huntsman International”) entered into Master Amendment No. 13 to the U.S. Receivables Loan Agreement and Transaction Documents (the “U.S. A/R Program Amendment 13”), among Huntsman International, Huntsman Receivables Finance II LLC, VANTICO GROUP S.à r.1., as master servicer, The Toronto-Dominion Bank (“TD”), as successor administrative agent and successor collateral agent, and the other financial institutions party thereto.

The U.S. A/R Program Amendment 13, among other things, replaces PNC Bank, National Association with TD as administrative agent and collateral agent, among other responsibilities, increases the lender commitments to $180 million, extends the maturity date to December 29, 2028, and makes certain other amendments to the existing U.S. accounts receivable securitization program.

The parties had previously entered into Master Amendment No. 12 to the U.S. Receivables Loan Agreement dated December 10, 2025 (the “U.S. A/R Program Amendment 12”) pursuant to which TD was designated as an issuing bank.

The foregoing does not constitute a complete summary of the terms of the U.S. A/R Program Amendment 12 or the U.S. A/R Program Amendment 13. The description of the terms of the U.S. A/R Program Amendment 13 is qualified in its entirety by reference to such agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Company deems the U.S. A/R Program Amendment 12 to be an immaterial amendment and intends to file the amendment with its upcoming Annual Report on Form 10-K.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are being filed as part of this report:

Exhibit Number	Description
10.1	Master Amendment No. 13 to the U.S. Receivables Loan Agreement, U.S. Servicing Agreement, U.S. Receivables Purchase Agreement and Transaction Documents, dated as of December 29, 2025

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

/s/ Claire Mei
Vice President and Treasurer

Dated:  January 5, 2026

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